Exhibit 99.1

FDCTech Strengthens Growth Trajectory and Uplisting Readiness with Shareholder-Approved Actions

Recent approvals provide flexibility for acquisitions, exchange uplisting, and long-term shareholder value.

Irvine, CA: September 11, 2025, FDCTech, Inc. (“FDC” or the “Company,” PINK: FDCT), a fintech-driven firm specializing in acquiring and scaling small to mid-size legacy financial services companies, today announced that shareholders holding a majority of the Company’s voting power have approved certain corporate actions detailed in its recently filed Schedule 14C Information Statement with the U.S. Securities and Exchange Commission (SEC).

The approved actions include (i) an increase in authorized common stock from 500 million to 750 million and preferred stock from 10 million to 15 million; and (ii) authorization for the Board of Directors, at its discretion, to implement a reverse stock split of the Company’s common stock in a ratio of not less than 1-for-10 and not more than 1-for-100 at any time prior to June 30, 2026.

FDCTech emphasized that these measures do not result in any immediate dilution or change to existing shareholder ownership, but rather provide the Company with flexibility to:

●	Advance ongoing acquisition initiatives, such as Steven AB, trading as Xoala, a Swedish-registered company (Reg. No. 559026-5673).

●	Position the Company for a potential uplist to Nasdaq or NYSE, requiring higher share price thresholds.

●	Access broader pools of institutional investors, increasing liquidity and visibility.

The Company wants to reassure shareholders that these authorizations are strategic tools to support our growth trajectory and are not actions that impact shareholder value today. The management team and insiders collectively hold a significant and controlling ownership stake, and our interests are aligned with all shareholders in driving long-term value creation.

The Company has recently announced a series of acquisitions and business development initiatives designed to expand its fintech and brokerage presence across Europe and Asia. These initiatives, combined with enhanced capital markets flexibility, are intended to accelerate the Company’s growth while maintaining prudent balance sheet discipline.

For more information on the Company’s results and strategic plans, please visit our SEC filings or the Company’s website.

Alchemy Markets Ltd.

Alchemy Markets Ltd. is a licensed investment firm regulated by the Malta Financial Services Authority under MiFID II. Offering multi-asset execution, custody, and institutional-grade trading infrastructure, Alchemy serves clients across Europe and other regulated jurisdictions. As a core part of the Company’s international expansion, Alchemy plays a pivotal role in delivering regulated and scalable trading solutions globally.

FDCTech, Inc.

FDCTech, Inc. (“FDC”) is a regulatory-grade financial technology infrastructure developer designed to serve the future financial markets. Our clients include regulated and OTC brokerages, as well as prop and algo trading firms of all sizes, across various asset classes, including forex, stocks, commodities, indices, ETFs, precious metals, and other financial instruments. Our growth strategy involves acquiring and integrating small to mid-size legacy financial services companies, leveraging our proprietary trading technology and liquidity solutions to deliver exceptional value to our clients.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein, including but not limited to such things as future business strategy, plans, and goals, and the expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Please see the risk factors included in the Company’s United States Securities and Exchange Commission filings, which could cause actual results and events to differ materially from those contained in the forward-looking statements. You are cautioned against attributing undue certainty to forward-looking statements. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release. Any forward-looking statements made in this press release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Contact Media Relations

FDCTech, Inc.

info@fdctech.com

www.fdctech.com

+1 877-445-6047

200 Spectrum Center Drive, Suite 300,

Irvine, CA, 92618